Exhibit 99.2

SCANA CORPORATION Second Quarter 2010

2 SCANA CORPORATION Safe Harbor Statement Statements included in this presentation which are not statements of historical fact are intended to be, and are hereby identified as, “forward-looking statements” for purposes of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements include, but are not limited to, statements concerning key earnings drivers, customer growth, environmental regulations and expenditures, leverage ratio, projections for pension fund contributions, financing activities, access to sources of capital, impacts of the adoption of new accounting rules and estimated construction and other expenditures. In some cases, forward-looking statements can be identified by terminology such as “may,” “will,” “could,” “should,” “expects,” “forecasts,” “plans,” “anticipates,” “believes,” “estimates,” “projects,” “predicts,” “potential” or “continue” or the negative of these terms or other similar terminology. Readers are cautioned that any such forward-looking statements are not guarantees of future performance and involve a number of risks and uncertainties, and that actual results could differ materially from those indicated by such forward-looking statements. Important factors that could cause actual results to differ materially from those indicated by such forward-looking statements include, but are not limited to, the following: (1) the information is of a preliminary nature and may be subject to further and/or continuing review and adjustment; (2) regulatory actions, particularly changes in rate regulation, regulations governing electric grid reliability and environmental regulations; (3) current and future litigation; (4) changes in the economy, especially in areas served by subsidiaries of SCANA Corporation (SCANA); (5) the impact of competition from other energy suppliers, including competition from alternate fuels in industrial interruptible markets; (6) growth opportunities for SCANA’s regulated and diversified subsidiaries; (7) the results of short- and long-term financing efforts, including future prospects for obtaining access to capital markets and other sources of liquidity; (8) changes in SCANA’s or its subsidiaries’ accounting rules and accounting policies; (9) the effects of weather, including drought, especially in areas where the Company’s generation and transmission facilities are located and in areas served by SCANA’s subsidiaries; (10) payment by counterparties as and when due; (11) the results of efforts to license, site, construct and finance facilities for baseload electric generation; (12) the availability of fuels such as coal, natural gas and enriched uranium used to produce electricity; the availability of purchased power and natural gas for distribution; the level and volatility of future market prices for such fuels and purchased power; and the ability to recover the costs for such fuels and purchased power; (13) the availability of skilled and experienced human resources to properly manage, operate, and grow the Company’s businesses; (14) labor disputes; (15) performance of SCANA’s pension plan assets; (16) higher taxes; (17) inflation; (18) compliance with regulations; and (19) the other risks and uncertainties described from time to time in the periodic reports filed by SCANA or South Carolina Electric & Gas Company (SCE&G) with the United States Securities and Exchange Commission (SEC). The Company disclaims any obligation to update any forward-looking statements.

3 SCANA CORPORATION Note (1): In the first quarter of 2010, pursuant to authorization by the Public Service Commission of South Carolina in connection with its annual review of fuel cost and rates, the Company accelerated the recognition of previously deferred state income tax credits in the amount of $17 million (thereby lowering income tax expense), and recorded an offsetting reduction of 2010’s recovery of fuel costs (electric revenue). These offsetting decreases had no effect on income available to common shareholders. Earnings $0.43 (2010) vs. $0.45 (2009) EPS for the Second Quarter $1.45 (2010) vs. $1.39 (2009) EPS for Year-to-Date  2010 Variances vs. 2009 Quarter Ended June 30, 2010 Six Months Ended June 30, 2010 Electric Margin (1) .11 .18 Natural Gas Margin (.01) .13 Operation & Maintenance Expense (.02) (.09) Interest Expense (Net of AFUDC) (.04) (.06) Property Taxes (.03) (.04) Dilution (.01) (.03) Income Taxes (.03) (.03) Other .01 -- Totals (.02) .06

4 Electric Operating Statistics SCANA CORPORATION Electric Operations: Quarter Ended June 30, 2010 2009 % Change Sales (Million KWH) Residential 1,981 1,864 6.3 Commercial 1,941 1,878 3.4 Industrial 1,493 1,301 14.8 Other 143 139 2.9 Total Retail Sales 5,558 5,182 7.3 Wholesale 468 541 (13.5) Total Sales 6,026 5,723 5.3 Electric Operations: Six Months Ended June 30, 2010 2009 % Change Sales (Million KWH) Residential 4,280 3,803 12.5 Commercial 3,685 3,563 3.4 Industrial 2,846 2,567 10.9 Other 273 271 0.7 Total Retail Sales 11,084 10,204 8.6 Wholesale 901 1,001 (10.0) Total Sales 11,985 11,205 7.0 Customers (Period-End, Thousands) 660 654 0.9

5 Gas Operating Statistics SCANA CORPORATION Natural Gas Operations: Six Months Ended June 30, 2010 2009 % Change Sales (Thousand Dekatherms) Residential 46,960 39,922 17.6 Commercial 23,060 21,622 6.7 Industrial 81,231 78,221 3.8 Total Retail Sales 151,251 139,765 8.2 Sales for Resale 4,272 5,634 (24.2) Total Sales 155,523 145,399 7.0 Transportation Volumes 75,212 67,909 10.8 Customers (Period-End, Thousands) 1,231 1,215 1.3 Natural Gas Operations: Quarter Ended June 30, 2010 2009 % Change Sales (Thousand Dekatherms) Residential 5,527 6,666 (17.1) Commercial 6,278 6,615 (5.1) Industrial 41,792 40,219 3.9 Total Retail Sales 53,597 53,500 0.2 Sales for Resale 1,351 2,069 (34.7) Total Sales 54,948 55,569 (1.1) Transportation Volumes 31,958 29,186 9.5

6 Debt: Refinancings: SCANA - $300 $250 SCE&G - 150 - PSNC - 150 - New Issues: SCE&G - 250 600 PSNC $100 - - Total Debt $100 $850 $850 Equity: 401(k)/DRP $90 $95 $100 Additional (estimated) 150 150 150 Total Equity $240 $245 $250 2010E 2011E 2012E Complete Forward offering of equity in May 2010 completed the equity needs for 2010 and 2011 SCANA CORPORATION Financing Plan 2010E – 2012E ($ in Millions)

7 Earnings per Share by Company SCANA CORPORATION Quarter Ended June 30, Six Months Ended June 30, 2010 2009 2010 2009 SC Electric & Gas $ .50 $ .49 $1.02 $1.00 PSNC Energy (.01) .00 .24 .25 SCANA Energy – Georgia (.05) (.03) .19 .15 Corporate and Other (.01) (.01) .00 (.01) Basic and Diluted EPS $ .43 $ .45 $1.45 $1.39

8 Financial Summary SCANA CORPORATION Earnings $0.43 (2010) vs. $0.45 (2009) EPS for the Second Quarter $1.45 (2010) vs. $1.39 (2009) EPS for Year-to-Date Upadated  2010 Guidance Narrowed guidance to $2.90 - $3.05

9 BLRA – March 2010 Quarterly Filing SCANA CORPORATION Forecast Item Projected @ 3/31/2010 (Five-Year Average Rates) As Forecasted Or Approved In Order 2010-12 Change Gross Construction $6,244,160 $6,875,315 ($631,155) Less: AFUDC $329,357 $315,739 $13,618 Total Project Cash Flow $5,914,803 $6,559,576 ($644,773) Less: Escalation $1,380,056 $2,024,829 ($644,773) Capital Cost, 2007 Dollars $4,534,747 $4,534,747 $0 Chart B: Reconciliation of Capital Cost ($000) Project Milestones % Total Milestones Completed 48 out of 146 33% “Forecasted escalation costs will vary as escalation indices are revised”

BLRA Filings Filed Revenue Requested Revenue Granted % Req. Granted % Increase Effective BLRA Initial Filing 05/30/08 $7.8 $7.8 100% 0.4% APR ‘09 BLRA Annual RRA 05/29/09 $22.5 $22.5 100% 1.1% NOV ‘09 BLRA Annual RRA 05/28/10 $54.6 ** ** 2.7% OCT ‘10 2010 Regulatory Schedule New Nuclear Annual Matters Other Activities 2/16 – Q1 Status Report 2/28 - Integrated Resource Plan Filing 4/1 – DSM Hearing 5/17 – Q2 Status Report 3/25 – Electric Fuel Cost Review Retail Electric Base Case Aug – Q3 Status Report 5/28 - BLRA Revised Rate Application Nov – Q4 Status Report 6/15 - Gas RSA Filing Completed ($ in Millions) ** Pending SCANA CORPORATION Regulatory Update 10

Rate Case Overview Estimated % Received Rate Increase Requested Increase $ 197.6 9.52% ROE Reduction from 11.6% to 10.7% (36.7) Request Net of ROE Adjustment 160.9 81.4% Other Adjustments Wateree Scrubber Expenses Deferral (16.6) Reduction in Tree Trimming Expenses (9.4) Labor Costs and Associated Benefits (13.5) Fuel Inventory (6.6) Storm Insurance Premiums (3.1) Other (10.5) Total Approved 101.2 51.3% 4.88% Key Approved Items: Agreement on 10.7% ROE Weather Normalization Pilot Acceleration of State Tax Credits $25 Million Credit to Customers Rate Case Schedule Jan 15 – Case filed with SCPSC May 24 – Final Stipulation reached w / ORS Jun 30 – Unanimously approved by SCPSC SCANA CORPORATION SCE&G Electric Rate Case Overview 11

12 Questions? SCANA CORPORATION